Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of July 2, 2014, between PishPosh, Inc., a Nevada corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a "Purchaser" and collectively, the "Purchasers").

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1          Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Articles of Incorporation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

"Action" shall have the meaning ascribed to such term in Section 3.1(j). "Additional Shares" shall have the meaning ascribed to such term in Section 4.18.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

"Articles of Incorporation" means the Articles of Incorporation of the Company filed with the Secretary of State of Nevada, in the form of Exhibit A attached hereto.

"Board of Directors" means the board of directors of the Company.

"Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Closing" means the Closing of the purchase and sale of the Securities pursuant to Section 2.1.

"Closing Date" means the Business Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount at the Closing, and (ii) the Company's obligations to deliver the Securities to be issued and sold at such Closing, in each case, have been satisfied or waived, but in no event later than the third Business Day following the date hereof.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

"Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock., including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Company Counsel" means, Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575.

"Company Information" shall have the meaning ascribed to such term in Section 3.2(e).

"Conversion Price" shall have the meaning ascribed to such term in the Articles of Incorporation.

"Conversion Shares" means shares of the Company's Common Stock which are issued to holders of Series A Preferred Stock pursuant to the terms and conditions contained in the Company's Articles of Incorporation.

"Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

"Effective Date" means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission registering for public resale by the holders thereof, of the Registrable Securities, or (b) all of the Underlying Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions and Company counsel has delivered to the Transfer Agent of the Registrable Securities a standing written unqualified opinion that resales may then be made by such holders of the Underlying Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

"End Date" shall have the meaning ascribed to such term in Section 4.13.

"Equity Line of Credit" shall have the meaning ascribed to such term in Section 4.9.

"Escrow Agreement" means the escrow agreement to be employed in connection with the sale of the Securities, a copy of which is annexed hereto as Exhibit D.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Exempt Issuance" means the issuance of (a) shares of Common Stock and options to officers, directors, employees, or consultants of the Company prior to and after the Closing Date in the amounts and on the terms set forth on Schedule 3.1(g), (b) securities upon the exercise or exchange of or conversion of Securities issued hereunder (subject to adjustment for forward and reverse stock splits and the like that occur after the date hereof) and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities and any term thereof have not been amended since the date of this Agreement to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall be intended to provide to the Company substantial additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities issued or issuable pursuant to this Agreement, the Articles of Incorporation or the Warrants, or upon exercise or conversion of any such securities, (e) securities issued pursuant to or in connection with a Going Public Event, (f) securities issued pursuant to the Stock Option Plan, and (g) securities issued in connection with Indebtedness.

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"Exercise Notice" shall have the meaning ascribed to such term in Section 2.4.

 "FCPA" means the Foreign Corrupt Practices Act of 1977, as amended.

"Financial Statements" means the financial information annexed hereto as Schedule 3.1(h).

"GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

"Going Public Event" shall have the meaning ascribed to such term in Section 4.15.

"Indebtedness" shall have the meaning ascribed to such term in Section 3.1(w).

"Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

"Lead Investor" shall mean Barry Honig.

"Lockup Agreement" means the Lockup Agreement, a form of which is annexed hereto as Exhibit B.

"Liens" means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Majority in Interest" shall have the meaning ascribed to such term in Section 5.5.

"Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

"Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

"OFAC" shall have the meaning ascribed to such term in Section 3.1(hh).

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Preferred Stock" means the shares of the Company's Series A Convertible Preferred Stock issued or issuable hereunder or in connection herewith having the rights, preferences and privileges set forth in the Articles of Incorporation.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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"Public Company Date" means the ninetieth Business Day after the Closing Date.

"Purchaser Party" shall have the meaning ascribed to such term in Section 4.10.

"Q&BLLP" shall mean Quarles & Brady LLP, with offices located at 1395 Panther Lane, Suite 300, Naples, FL 34109, Attn: Laura M. Holm, Esq., Fax: 239-434-4999.

"Registration Default" shall have the meaning ascribed to such term in Section 4.15.

"Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit G attached hereto.

"Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Common Stock issuable upon conversion of the Preferred Stock by each Purchaser as provided for and limited in the Registration Rights Agreement.

"Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

"Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including but not limited to any Underlying Shares issuable upon conversion in full of all shares of Preferred Stock and the Warrant Shares issuable upon exercise of the Warrants, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Preferred Stock will be held until the third anniversary of the Closing Date.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

"Securities" means the Preferred Stock, the Warrants, and the Underlying Shares.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Short Sales" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

"Stated Value" means $1,000 per share of Preferred Stock.

"Stock Option Plan" means the employee stock option plan in effect as of the Closing Date.

"Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for the Preferred Stock and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

"Subsidiary" means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company. Representations, undertakings and obligations set forth in this Agreement shall be applicable only to Subsidiaries which exist or have existed at the applicable and relevant time. As of the Closing Date, the Company has no Subsidiaries.

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"Termination Date" shall have the meaning ascribed to such term in Section 2.1.

"Trading Day" means a day on which the principal Trading Market is open for trading; provided, that in the event that the Common Stock is not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

"Trading Market" means any of the following markets or exchanges: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, the OTCQX or any markets or exchanges maintained by the OTC Markets, Group, Inc. (or any successors to any of the foregoing).

"Transaction Documents" means this Agreement, the Articles of Incorporation, Registration Rights Agreement, Lockup Agreements, the Warrants, the Escrow Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed In connection with the transactions contemplated hereunder.

"Transfer Agent" means the transfer agent for the Common Stock, and if so appointed, the Preferred Stock, and any successor transfer agent of the Company. As of the Closing Date, the Company is the Transfer Agent.

"Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock in accordance with the terms of the Articles of Incorporation and upon exercise of the Warrants in accordance with the terms of the Warrants.

"Variable Priced Equity Linked Instruments" shall have the meaning ascribed to such term in Section 4.9.

"Variable Rate Transaction" shall have the meaning ascribed to such term in Section 4.9.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported on the OTC Pink Marketplace maintained by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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"Warrants" means the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise of 3 years, in the form of Exhibit F attached hereto.

"Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1          Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of 3,000 shares of Preferred Stock with an aggregate Stated Value for each Purchaser equal to such Purchaser's Subscription Amount as set forth on the signature page hereto executed by such Purchaser and Warrants as determined pursuant to Section 2.2(a) (such purchase and sale being the "Closing"). Each Purchaser shall deliver to the Company such Purchaser's Subscription Amount, and the Company shall deliver to each Purchaser its respective shares of Preferred Stock and Warrants as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of G&M or such other location as the parties shall mutually agree. Notwithstanding anything herein to the contrary, the Closing Date shall occur on or before July 2, 2014 ("Termination Date"). If a Closing is not held on or before the Termination Date, the Company shall cause all subscription documents and funds to be returned, without interest or deduction to each prospective Purchaser.

2.2          Deliveries.

(a)         On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)            this Agreement duly executed by the Company;

(ii)           Officer's Certificate, a form of which is annexed hereto as Exhibit C;

(iii)          the Registration Rights Agreement duly executed by the Company;

(iv)          a certificate evidencing a number of shares of Preferred Stock equal to such Purchaser's Subscription Amount divided by the Stated Value, registered in the name of such Purchaser, and a copy of the Articles of Incorporation as filed with the Secretary of State of Nevada;

(v)            a copy of the Lockup Agreements executed by each of the Persons identified on Schedule 2.2(a)(iv);

(vi)            a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50% of such Purchaser's Subscription Amount with an exercise price equal to $1.00 per share, subject to adjustment as provided therein; and

(vii)            the Escrow Agreement duly executed by the Company.

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(b)            On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)            this Agreement duly executed by such Purchaser;

(ii)           the Registration Rights Agreement duly executed by such Purchaser;

(iii)          such Purchaser's Subscription Amount by wire transfer or as otherwise permitted under the Escrow Agreement, to the Escrow Agent; and

(iv)          the Escrow Agreement duly executed by such Purchaser.

2.3          Closing Conditions.

(a)            The obligations of the Company hereunder to effect the Closing are subject to the following conditions being met:

(i)            the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)           all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)          the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)            The respective obligations of a Purchaser hereunder to effect the Closing unless waived by such Purchaser, are subject to the following conditions being met:

(i)            the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)           all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)          the Escrow Agent shall have received executed signature pages to this Agreement with an aggregate Subscription Amount of $3,000,000 prior to the Closing;

(iv)          the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(v)           there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. Except as set forth in the Financial Statements or the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein, the Company hereby makes the following representations and warranties to each Purchaser:

(a)            Subsidiaries. All of the direct and indirect subsidiaries of the Company and the Company's ownership interests therein as of the date of this Agreement are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no Subsidiaries relevant to any component of this Agreement, then such reference shall not be applicable.

(b)            Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)            Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable law and principles of public policy.

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(d)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) subject to Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (ii) the filing with the Commission pursuant to the Registration Rights Agreement (collectively, the "Required Approvals")

(f)             Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

(g)          Capitalization. The capitalization of the Company is as set forth in Schedule 3.1(g). Except as disclosed on Schedule 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 3.1(g), there are no outstanding options, employee or incentive stock option plans warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The only stock option plan in effect as of the Closing Date will be the Stock Option Plan, a copy of which has been provided to Purchasers. Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as disclosed in the Transaction Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

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(h)          Financial Statements. Annexed hereto as Schedule 3.1(h) is financial information of the Company ("Financial Statements"). The Financial Statements have not been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"). The Financial Statements fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal, immaterial, year-end audit adjustments and inclusion of footnotes which would be required pursuant to GAAP.

(i)           Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest Financial Statements except as disclosed or qualified in the Transaction Documents: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the Commission any request for confidential treatment of information.

(j)           Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Since January 1, 2013, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

(k)          Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l)             Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)             Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Financial Statements and Company Information, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect ("Material Permits"). Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)             Title to Assets. Except as set forth in the Financial Statements or on Schedule 3.1(n) or provided to any Purchaser as Company Information, the Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made and, the payment of which is neither delinquent nor subject to penalties. The Company and Subsidiaries do not own any real property. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)             Intellectual Property.

(i)    The term "Intellectual Property Rights" includes:

1.    the name of the Company and each Subsidiary, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications of the Company and each Subsidiary (collectively, "Marks");

2.    all patents, patent applications, and inventions and discoveries that may be patentable of the Company and each Subsidiary (collectively, "Patents");

3.    all copyrights in both unpublished works and published works of the Company and each Subsidiary (collectively, "Copyrights");

4.    all rights in mask works of the Company and each Subsidiary (collectively, "Rights in Mask Works"); and

5.    all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets"); owned, used, or licensed by the Company and each Subsidiary as licensee or licensor

(ii)    Agreements. There are no outstanding and, to Company's knowledge, no threatened disputes or disagreements with respect to any agreements relating to any Intellectual Property Rights to which the Company is a party or by which the Company is bound.

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(iii)    Know-How Necessary for the Business. The Intellectual Property Rights are all those necessary for the operation of the Company's businesses as it is currently conducted. The Company is the owner of all right, title, and interest in and to each of the Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of the Intellectual Property Rights. To the Company's knowledge, no employee of the Company has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than of the Company.

(iv)    Patents. The Company does not own any patents.

(v)    Trademarks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all Liens and other adverse claims. All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Mark has been or is now involved in any opposition, invalidation, or cancellation and, to the Company's knowledge, no such action is threatened with respect to any of the Marks. To the Company's knowledge: (1) there is no potentially interfering trademark or trademark application of any third party, and (2) no Mark is infringed or has been challenged or threatened in any way. To the Company's knowledge, none of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(vi)    Copyrights. The Company is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all Liens and other adverse claims. All the Copyrights are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of the Closing. To the Company's knowledge, no Copyright is infringed or has been challenged or threatened in any way. To the Company's knowledge, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

(vii)    Trade Secrets. With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. The Company has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to the Company's knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other the Company) or to the detriment of the Company. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

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(p)             Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)           Transactions With Affiliates and Employees. Except as set forth in the Financial Statements and Transaction Documents, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $200,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) except as disclosed on Schedule 3.1(g). A copy of the employment agreement between the Company and Bernard Warman has been provided to the Purchasers.

(r)            Certain Fees. Except as set forth on Schedule 3.1(r), no brokerage, finder's fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the placement of the Securities as contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(r) that may be due in connection with the transactions contemplated by the Transaction Documents.

(s)            Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

(t)            Registration Rights. No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary except as set forth on Schedule 3.1(t).

(u)           Application of Takeover Protections. As of the Closing Date, the Company will have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of the State of Nevada that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

(v)           Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

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(w)          Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, and the Company's good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(w) sets forth as of the date hereof all outstanding liens secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments which has not been disclosed in the Financial Statements and Company Information. For the purposes of this Agreement, "Indebtedness" means (x) any liabilities for borrowed money or amounts owed in excess of $400,000 other than debt financing from a licensed United States bank regularly engaged in such lending activity, and (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, but in all cases excluding trade accounts payable incurred by the Company and its Subsidiaries in the ordinary course of business; and (z) the present value of any lease payments in excess of $400,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any material Indebtedness.

(x)            Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(y)           Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

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(z)           Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(aa)          Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(bb)         Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

(cc)           Private Placement. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(dd)           No General Solicitation or Integration. To the best knowledge of the Company, neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. To the best knowledge of the Company, the Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of: (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(ee)         Survival. The foregoing representations and warranties shall survive the Closing Date.

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3.2          Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)            Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder arid thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable law and principles of public policy.

(b)           Understandings or Arrangements. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)           Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any shares of Preferred Stock it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. Such Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Such Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit E (the "Investor Questionnaire"). The information set forth on the signature pages hereto and the Investor Questionnaire regarding such Purchaser is true and complete in all respects. Except as disclosed in the Investor Questionnaire, such Purchaser has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to such Purchaser to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an "associated person" (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

(d)           Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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(e)           Information on Company. Such Purchaser has been furnished with or has had access to the Company's Financial Statements, books and records, website, and documents and financial data (hereinafter referred to collectively as the "Company Information"). Purchasers are not deemed to have any knowledge of any information not included in the Company Information. Such Purchaser believes that it has received or had access to all the information such Purchaser considers necessary or appropriate for deciding whether to purchase the Securities and considered all factors such Purchaser deems material in deciding on the advisability of investing in the Securities. Such Purchaser was afforded (i) the opportunity to ask such questions as such Purchaser deemed necessary of, and to receive answers from representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable such Purchaser to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities. Such Purchaser acknowledges that it is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement or the Transaction Documents.

(f)            Compliance with Securities Act; Reliance on Exemptions. Such Purchaser understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Such Purchaser understands and agrees that the Securities are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(g)           Communication of Offer. Such Purchaser is not purchasing the Securities as a result of any "general solicitation" or "general advertising," as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(h)           No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i)             No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of such Purchaser's charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Purchaser is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

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(j)             Tax Liability. Such Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Such Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(k)          Survival. The foregoing representations and warranties shall survive the Closing Date.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)          The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company at the Company's expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, the Registration Rights Agreement, the Registration Statement, and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)          The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. At such Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(c)           Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (ii) following the sale of such Underlying Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), it will, no later than ten (10) Business Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares issued with a restrictive legend (such tenth Business Day, the "Legend Removal Date"), together with all representation letters, certificates and legal opinions required by the Transfer Agent, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (however, the Corporation shall use reasonable best efforts to deliver such shares within seven (7) Business Days). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.

(d)           Resale Requirements. Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell the Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance upon this understanding.

(e)           Remedies. Commencing after the occurrence of a Going Public Event, in addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Preferred Shares or Warrant Shares (based on the greater of the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent or the purchase price of such Securities) delivered for removal of the restrictive legend and Preferred Stock delivered for conversion into Shares, $10 per Trading Day for each Trading Day following the Legend Removal Date or the date such Securities are to be delivered pursuant to the Certificate of Designation until such Common Stock certificate is delivered without a legend pursuant to Section 4.1(c) or such Conversion Shares, as required pursuant to the Certificate of Designation, as the case may be. Nothing herein shall limit such Purchaser's right to elect in lieu of the aforedescribed liquidated damages to pursue actual damages for the Company's failure to deliver certificates representing any Underlying Shares as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

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(f)            Injunction. In the event a Purchaser shall request delivery of Securities as described in this Section 4.1 or Common Stock pursuant to the Certificate of Designation and the Company is required to deliver such Securities, the Company may not refuse to deliver Securities based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with Purchaser's obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such unlegended shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of the greater of (i) 120% of the amount of the aggregate purchase price of the Securities which is subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the trading day before the issue date of the injunction multiplied by the number of Securities to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment in Purchaser's favor.

(g)           Buy-In. In addition to any other rights available to Purchaser, if the Company fails to deliver to a Purchaser Securities as required pursuant to this Agreement or pursuant to the Certificate of Designation and after the Legend Removal Date or required delivery date pursuant to the Certificate of Designation the Purchaser, or a broker on the Purchaser's behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares of Common Stock which the Purchaser was entitled to receive in unlegended form from the Company (a "Buy-In"), then the Company shall promptly pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) the amount, if any, by which (A) the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as unlegended Shares or as are required to be delivered pursuant to the Certificate of Designation, as the case may be, together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of Shares delivered to the Company for reissuance as unlegended shares, the Company shall be required to pay the Purchaser $1,000, plus interest, if any. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

4.2           Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

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4.3           Furnishing of Information. The Company covenants and agrees with the Purchaser that commencing for the periods ending ninety (90) days after the Closing Date and until the sooner of (i) such time that the Company becomes subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act, or (i) until two (2) years after the Closing date, the Company shall deliver to the Purchaser: (i) for each of its first three fiscal quarters unaudited quarterly financial statements within 75 days after each quarter-end, (ii) annual audited financial statements within 120 days of year-end, and (iii) copies of any documents or data furnished to the Company's stockholders in their capacity as Company stockholders regarding the Company or its affairs, simultaneously with the furnishing of such documents or data to such stockholders. The foregoing obligations will be deemed satisfied if such financial statements have been filed with the Commission and are available on the EDGAR system.

4.4         Conversion and Exercise Procedures. Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Articles of Incorporation sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrant or convert the Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.5           Use of Proceeds. The proceeds of the offering will be employed by the Company substantially for the purposes set forth on Schedule 4.5. Except as set forth on Schedule 4.5, the Company may not use the net proceeds from the sale of the Securities or other funds to satisfy any non-trade debt or debt not incurred in the ordinary course of business. Deviations of less than 10% per item or 35% in the aggregate shall not be deemed material. The proceeds of the offering and other funds available to the Company may and will be used to purchase directors and officers liability insurance in an amount and for coverage determined from time to time by the Company's Chief Executive Officer.

4.6         Indemnification of Purchasers. Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of its representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 4.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred however, each Purchaser Party who receives such interim payment agrees to reimburse the Company for any such payment made by the Company to such Purchaser Party if it is finally determined in such action or proceeding that such Purchaser Party is not entitled to indemnification pursuant to this Section 4.6.

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4.7          Reservation and Listing of Securities.

(a)           The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents, but not less than the Required Minimum.

(b)           If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 60th day after such date. The Company will have no liability for failure to maintain the Required Minimum in the event any Purchaser fails to vote his Securities in favor of any action reasonably required by the Company to attain the Required Minimum.

4.8           Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.9           Subsequent Equity Sales. Except in connection with a Going Public Event, without prior written approval from Purchaser, from the date hereof until the End Date, the Company will not, without the consent of the Purchasers, enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any common stock, floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (subject to adjustment for stock splits, distributions, dividends, recapitalizations and the like) (collectively, the "Variable Rate Transaction"). For purposes hereof, "Equity Line of Credit" shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to "put" its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and "Variable Priced Equity Linked Instruments" shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company's Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions). For purposes of determining the total consideration for a convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance, the consideration will be deemed to be the actual cash amount received by the Company in consideration of the original issuance of such convertible instrument.

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4.10        Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered on a ratable basis to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.11         Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales of any of the Company's securities.

4.12         Maintenance of Property. Until the Company becomes subject to the reporting requirements of Section 13 or 15(d) under the Exchange Act, the Company shall keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

4.13         Appointment of Directors. Until the first to occur of: (i) a Going Public Event, (ii) the Purchasers own in the aggregate fewer than 20% (on an as converted basis) of the Preferred Stock and Common Stock issued upon conversion thereof, or (iii) two years after the Closing Date ("End Date"), the Company becomes subject to the reporting requirements of Section 13 or 15(d) under the Exchange Act, the Board of Directors of the Company shall consist of no more than five (5) directors, two (2) of which will be appointed by Bernard Warman, two (2) of which will be appointed by a Majority in Interest of the Purchasers and one (1) of which will be appointed by the other four (4) directors. The initial Board of Directors as of the Closing Date is set forth on Schedule 4.13 hereto. The Company and Purchasers agree to take all action necessary to effectuate the foregoing composition of the Board of Directors of the Company from time to time including voting any securities owned by them in favor of all such directors and their replacements at any time such approval may be requested or required.

4.14        Appointment of Officers. Prior to the Public Company Date, the Board of Directors of the Company will appoint a Chief Executive Officer and Chief Financial Officer reasonably acceptable to Investors and Bernard Warman.

4.15         Going Public Event. In lieu of complying with the obligations set forth in the Registration Rights Agreement, on or before the Public Company Date, the Company may, subject to the approval of a Majority in Interest, enter into a binding agreement for the purpose of consummating a merger or business combination with a company that has a class of equity subject to the reporting requirements of Section 13 or 15(d) under the Exchange Act for the purpose of having the class of Common Stock issuable upon conversion of the Preferred Stock become subject to the reporting requirements of Section 13 or 15(d) under the Exchange Act and qualify for such class of equity to be traded or listed on a Trading Market. The Company will engage counsel identified on Schedule 4.15, effective not later than the Closing Date to prepare and file the Registration Statement. The Registration Statement being declared effective by the Commission of the Company having a class of equity subject to the reporting requirements of Section 13 or 15(d) is referred to herein as the "Going Public Event".

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4.16        Indebtedness. Until the sooner of the Effective Date or until less than 20% of the Preferred Stock is outstanding, the Company may not incur Indebtedness without the consent of the Purchasers.

4.17        Preservation of Corporate Existence. Until the Company becomes subject to the reporting requirements of Section 13 or 15(d) under the Exchange Act, the Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

4.18        (a)          Purchase Price Reset. From the date hereof until two years after the date of the Going Public Event (the "Protection Period"), in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalent (calculated on an as converted, as exercised basis) pursuant to which shares of Common Stock may be acquired at a price less than the Conversion Price at which Common Stock was acquired upon conversion of the Preferred Stock (a "Share Dilutive Issuance") (adjusted as described in Section 5.21), then the Company shall promptly issue additional shares of Common Stock to the Purchasers who held such outstanding Common Stock on the date of such Share Dilutive Issuance, for no additional consideration, in an amount sufficient so that the aggregate amount paid for such outstanding Common Stock held by Purchasers on the date of such Share Dilutive Issuance, when divided by the sum of (i) the total number of outstanding Common Stock received upon conversion of Preferred Stock held by the Purchasers on the date of such Share Dilutive Issuance, (ii) any other shares of Common Stock then or theretofore issued in respect of such outstanding Common Stock received upon conversion of Preferred Stock (by stock split, stock dividend and similar event) that resulted in an adjustment pursuant to Section 5.21, and (iii) all Additional Shares issued with respect to such outstanding Common Stock received upon conversion of Preferred Stock held by the Purchasers on the date of such Share Dilutive Issuance that were issued as a result of Share Dilutive Issuances that occurred prior to such Share Dilutive Issuance, will equal the price per share of Common Stock in such Share Dilutive Issuance, (each such adjustment, a "Share Dilution Adjustment", and such shares, the "Additional Shares"). The Additional Shares to be issued in a Share Dilution Adjustment shall be issued by the Company to the Purchasers who held outstanding Common Stock received upon conversion of Preferred Stock on the date of the applicable Share Dilutive Issuance (in proportion to the number of such Common Stock received upon conversion of Preferred Stock held by such Purchasers on the date of such Share Dilutive Issuance). Such Share Dilution Adjustment shall be made successively whenever such an issuance is made. Such Additional Shares must be delivered to the applicable Purchasers not later than ten (10) Business Days after the date the Share Dilutive Issuance occurs (the "Share Delivery Date").

(b)           Certificate as to Adjustments. In each case of any adjustment or readjustment in the Shares of Common Stock issued on conversion of the Preferred Stock pursuant to this Section 4.18, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will promptly mail a copy of each such certificate to the Purchaser. Purchaser will be entitled to the benefit of the adjustment regardless of the giving of such notice.

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(c)           Obligation Absolute; Partial Liquidated Damages. The Company's obligations to issue and deliver Additional Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Purchaser to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Purchaser or any other Person of any obligation to the Company or any violation or alleged violation of law by the Purchaser or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Purchaser in connection with the issuance of such Additional Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Purchaser. If the Company fails for any reason within its control to deliver to the Purchaser such certificate or certificates pursuant to this Section 4.14 by the Share Delivery Date, the Company shall pay to the Purchaser, in cash, as liquidated damages and not as a penalty, 1% per day Trading Day of the product of (A) such number of Additional Shares that the Company was required to deliver to such Purchaser by the Share Delivery Date multiplied by (B) the highest Closing Sale Price (as defined) of the Common Stock on any Trading Day during the period commencing on the date of a Share Dilutive Issuance by the Company and ending on the date of such delivery this clause 4.18(c) for each Trading Day after such Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Purchaser's right to elect in lieu of the aforedescribed liquidated damages to pursue actual damages pursuant to this Section for the Company's failure to deliver shares within the period specified herein and the Purchaser shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Purchaser from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

Notwithstanding the foregoing, this Section 4.18 shall not apply in respect of an Exempt Issuance nor after two (2) years after the occurrence of a Going Public Event. No adjustment shall be made hereunder which would require the Purchaser to surrender any shares to the Company. The holder of outstanding Additional Shares is granted the same rights and benefits as a holder of outstanding Common Stock received upon conversion of Preferred Stock pursuant to the Transaction Documents, except the rights and benefits of this Section 4.18 and except that such rights and benefits shall not apply to a holder of outstanding Additional Shares after such outstanding Additional Shares have been sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 without further restrictions or conditions to transfer pursuant to Rule 144.

4.19        Participation in Future Financings.

(a)          From the date hereof through the end of the Protection Period, upon any proposed issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, having an aggregate sales price of not less than $150,000 in each instance, or not less than $250,000 with respect to borrowed money, other than (i) a rights offering to all holders of Common Stock, (ii) an underwritten public offering of Common Stock or Common Stock Equivalents, (iii) an Exempt Issuance, or (iv) Indebtedness (a "Subsequent Financing")., the Purchasers that still own outstanding Securities shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (but not less than 100% of a Subsequent Financing with respect to money to be borrowed from a United States or State licensed bank) (the "Participation Maximum") on the same terms, conditions and price provided for in the Subsequent Financing.

(b)         At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice").. Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than two (2) Trading Days after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

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(c)          Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after such Purchaser has received the Pre-Notice that such Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser's participation, arid representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d)          If by 5:30 p.m. (New York City time) on the third (3rd) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees who at the time are Accredited Investors to participate) is, in the aggregate, equal to or less than the aggregate amount of the Participation Maximum, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e)           If by 5:30 p.m. (New York City time) on the third (3rd) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. "Pro Rata Portion" means the ratio of (x) the Subscription Amount of Shares purchased hereunder by a Purchaser participating under this Section 4.19 and (y) the sum of the aggregate Subscription Amounts of Securities purchased hereunder by all Purchasers participating under this Section 4.19.

(f)           The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.19, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within forty-five (45) Trading Days after the date of the initial Subsequent Financing Notice.

(g)          The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder (for avoidance of doubt, the securities purchased in the Subsequent Financing shall not be considered securities purchased hereunder) or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

(h)          Notwithstanding anything to the contrary in this Section 4.19 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in 'writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose the closing of the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the fourth (4th) Business Day following the closing of the Subsequent Financing.

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4.20        Maximum Payments. The maximum amount of liquidated damages that may be paid by the Company to any Purchaser pursuant to the Transaction Documents, including but not limited to Sections 3.2(e) and 4.18(c) of this Agreement may not exceed twelve percent (12%) of the Subscription Amount paid by each such Purchaser.

ARTICLE V.

MISCELLANEOUS

5.1           Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before July 2, 2014; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2            Fees and Expenses. Except as expressly set forth on Schedule 3.1(r), each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3          Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4          Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder or with respect to the Preferred Stock shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: PishPosh, Inc., 320 Cross Street, Lakewood, NJ 08701, Attn: Bernard Warman, Chief Executive Officer, facsimile: (732) 730-7550, with a copy by fax only to (which shall not constitute notice): Grushko &. Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, Attn: Edward M. Grushko, Esq., facsimile: (212) 697-3575, and (ii) if to the Purchasers, to: the addresses and fax numbers indicated on the signature pages hereto, with an additional copy by fax only to (which shall not constitute notice): Quarles & Brady LLP, with offices located at 1395 Panther Lane, Suite 300, Naples, FL 34109, Attn: Laura M. Holm, Esq., facsimile: (239) 434-4999.

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5.5           Amendments; Waivers. No provision of this Agreement nor any other Transaction Document may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest ("Majority in Interest") of the component of the affected Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement nor any other Transaction Document shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement thereof, nor shall any delay or omission of any party to exercise any right thereunder in any manner impair the exercise of any such right.

5.6          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Following the Closing, any Purchaser may assign, on ten (10) Business Day prior notice any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound with respect to the transferred Securities by the provisions of the Transaction Documents that apply to the "Purchasers" and is able to make each and every representation made by Purchasers in this Agreement. No assignment by a Purchaser will be allowed if the result would be an increase in the number of actual or beneficial owners of the assigned securities.

5.8           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

5.9           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof except as to these matters which are required by the laws of the State of Nevada to be governed by the laws of the State of Nevada. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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5.10         Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11        Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf' format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf' signature page were an original thereof.

5.12         Severability. If any term, provision, covenant or restriction of any Transaction Document is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13        Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may, at any time prior to the Company's performance of such obligations, rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Preferred Stock or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser's right to acquire such shares pursuant to such Purchaser's Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

29

5.16        Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17        Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through Q&BLLP. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18          Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.19        Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.20       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

30

5.21       Equitable Adjustment. Trading volume amounts, price/volume amounts and similar figures in the Transaction Documents shall be equitably adjusted (but without duplication) to offset the effect of stock splits, similar events and as otherwise described in this Agreement and Warrants.

(Signature Pages Follow)

31

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PISHPOSH, INC.		Address for Notice:

320 Cross Street
Lakewood, NJ 08701
Fax: (732) 730-7550
By:
Name: Bernard Warman
Tittle: Chief Executive Officer

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.

515 Rockaway Avenue

Valley Stream, NY 11581

Attn: Edward M. Grushko, Esq.

Fax: (212) 697-3575

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

32

[PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Alpha Capital Anstalt

Signature of Authorized Signatory of Purchaser:	/s/ Konrad Ackermann

Name of Authorized Signatory:	Konrad Ackermann

Title of Authorized Signatory:	Director

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	American European Insurance Co.

Signature of Authorized Signatory of Purchaser:	/s/ Nachum Stein

Name of Authorized Signatory:	Nachum Stein

Title of Authorized Signatory:	Chairman

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Nachum Stein

Signature of Authorized Signatory of Purchaser:	/s/ Nachum Stein

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	RR INVESTMENT 2012 LP

Signature of Authorized Signatory of Purchaser:	/S/ RALPH RIEDER

Name of Authorized Signatory:	RALPH RIEDER

Title of Authorized Signatory:	MANAGING MEMBER OF GENERAL PARTNER

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Curber International

Signature of Authorized Signatory of Purchaser:	/s/ M Goldshmid

Name of Authorized Signatory:	M Goldshmid

Title of Authorized Signatory:	Director

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE.]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Rachel Chitrik Purec

Signature of Authorized Signatory of Purchaser:	/s/ Rachel Chitrik Purec

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE.]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	ABRAHAM BELSKY

Signature of Authorized Signatory of Purchaser:	/s/ ABRAHAM BELSKY

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	MORRIS FUCHS

Signature of Authorized Signatory of Purchaser:	/S/ MORRIS FUCHS

Name of Authorized Signatory:	MORRIS FUCHS

Title of Authorized Signatory:

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	2004 LEON SCHARF IRREVOCABLE TRUST

Signature of Authorized Signatory of Purchaser:	Willy Beer

Name of Authorized Signatory:	/s/ Willy Beer

Title of Authorized Signatory:	Investor Trustee

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	ASHER J. BERLINER

Signature of Authorized Signatory of Purchaser:	/S/ ASHER J. BERLINER

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	JACOB FRIEDMAN

Signature of Authorized Signatory of Purchaser:	/S/ JACOB FRIEDMAN

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Barry Honig

Signature of Authorized Signatory of Purchaser:	/s/ Barry Honig

Name of Authorized Signatory:

Title of Authorized Signatory:	Individual

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Birchtree Capital LLC

Signature of Authorized Signatory of Purchaser:	/s/ Michael Brauser

Name of Authorized Signatory:	Michael Brauser

Title of Authorized Signatory:	Manager

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Melechdavid Inc.

Signature of Authorized Signatory of Purchaser:	/s/ Mark Groussman

Name of Authorized Signatory:	Mark Groussman

Title of Authorized Signatory:	President

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Point Capital, Inc.

Signature of Authorized Signatory of Purchaser:	/s/ Richard A. Brand

Name of Authorized Signatory:	Richard A. Brand

Title of Authorized Signatory:	CEO

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Hoch Family Equities LLC

Signature of Authorized Signatory of Purchaser:	Ari Hoch

Name of Authorized Signatory:	/s/Ari Hoch

Title of Authorized Signatory:	Member

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGE TO PISHPOSH, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	BEBE, LLC

Signature of Authorized Signatory of Purchaser:	/s/ Erick Richardson

Name of Authorized Signatory:	Erick Richardson

Title of Authorized Signatory:	Managing Member

Email Address or Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Holder:

 Address for Delivery of Securities to Purchaser (if not same as address for notice);

Subscription Amount :

Preferred Stock:

EIN Number, if applicable, will be provided under separate cover:

[SIGNATURE PAGES CONTINUE]

SECURITIES PURCHASE AGREEMENT

COMPANY DISCLOSURE SCHEDULES

TO THE SECURITIES PURCHASE AGREEMENT

These Company disclosure schedules ("Disclosure Schedules") are made and given pursuant to the Securities Purchase Agreement, dated as of July 2, 2014 (the "Agreement"), by Pishposh, Inc. (the "Company"). Capitalized terms used herein but not defined herein shall have the meanings given to them in the Agreement, unless the context requires otherwise. The information contained in these Company Disclosure Schedules is as of the date of the Agreement unless otherwise specified.

No reference to or disclosure of any item or other matter in these Disclosure Schedules shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in the Disclosure Schedules. No disclosure in these Disclosure Schedules relating to any possible breach or violation of any agreement, law or regulation shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. These Disclosure Schedules and the information and disclosures contained herein are intended only to qualify and limit the representations and warranties of Company contained in the Agreement and shall not be deemed to expand in any way the scope or effect of any such representations and warranties.

An item described or referred to in any Section of the Disclosure Schedules shall be considered to have been described in other Sections of the Disclosure Schedules.

SCHEDULE 2.2(a)(iv) TO SPA

Person signing lockup

Bernard Warman

FW Family 2014 Irrevocable Trust

Joseph Warman

Eliezer Nojowitz

Ester Hirschfeld

Chex Associates LLC

SCHEDULE 3.1(a) TO SPA

Subsidiaries

None

SCHEDULE 3.1(g) TO SPA

The disclosures contained in this schedule are in addition to any information in the Transaction Documents.

Exempt Issuances

The Board of Directors of the Company (the "Board") may issues shares of Common Stock and Series A Preferred Stock as determined by the Board.

Capitalization

Authorized

Common Stock	300,000,000
Series A Preferred Stock	100,000,000
Total	400,000,000

Issued Pre-Closing Common Stock Series A Preferred Stock 3,662,503 8,000	Issued Post-Closing Common Stock Series A Preferred Stock 4,000,003 11,000

Warrants Shares Exercise Price *3,000,000 $0.2666	Warrants Shares Exercise Price *3,000,000 $0.2666 1,500,000 $1.00

* includes 1,500,000 Warrants exercisable at $0.2666 issued to Bernard Warman.

As disclosed in the Agreement, the Company previously adopted a Stock Option Plan, pursuant to which it can issue up to 2,000,000 shares of Common Stock.

Except as described in Section 4.19 of the Agreement, no person has a right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents nor shall any person's rights regarding the Common Stock and Series A Preferred Stock be modified by the transactions contemplated by the Transaction Documents.

Related party transaction

Related Party Transactions

Rent Warman Capital LLC owned by Bernard Warman	$3,600.00

Automobile
	Car Payment	Insurance
Bernard Warman	$498.00
Eliezar Nojovitz	$399.00
David Warman	$249.00	$647.20

Cell Phones
Bernard Warman	$391.47
Eliezar Nojovitz	$159.00

All amounts are monthly payments

Employment agreements with Bernard Warman and Eliezar Nojovitz.

Some current shareholders have granted a proxy to vote their shares to Bernard Warman.

SCHEDULE 3.1(h) TO SPA

Financial Statements

See attached.

SCHEDULE 3.1(n) TO SPA

Material Assets that the Company does not have good title to

None.

SCHEDULE 3.1(r) TO SPA

Fees

Palladium Capital Advisers LLC — Broker

$240,000 broker fee

$60,000 expense allowance

337,500 shares of Common Stock

Quarles & Brady LLP — Investor counsel

$35,000

SCHEDULE 3.1(t) TO SPA

Persons with Registration Rights

None, other than those in the Registration Rights Agreement.

SCHEDULE 3.1(w) TO SPA

Liens, secured and unsecured debt

See attached.

SCHEDULE 4.5 TO SPA

Use of Proceeds

Going public expenses including transfer agent's fees, printing, filing fees, etc.

General Corporate expenses and working capital

Auditor estimated $22,500

Bookkeeper approximate $22,500

SEC counsel

Company Counsel approximate $75,000

SBA Loan approximate $350,000

Debt approximate $616,276

New Inventory $535,000

SCHEDULE 4.13 TO SPA

Initial Board of Directors

1. Bernard Warman, Chairman — Bernard Warman nominee

2. Arthur Kinsley Lachman — Bernard Warman nominee

3. Mark E Groussman — Purchasers nominee

4. Vacant — Purchasers nominee

5. Vacant — Independent Director

The Purchasers may nominate an additional director to the Board of Directors, as set forth in Section 4.13 of the Agreement to fill the vacant Purchasers nominee seat on the Board of Directors. The appointment of such additional Purchasers nominee director shall only be effective upon the simultaneous appointment of the fifth director as set forth in Section 4.13.

SCHEDULE 4.15 TO SPA

Counsel to file registration statement

Jolie G. Kahn, Esq.